UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

June 23, 2008

Dear Investor:

The 2008 Annual Meeting of Stockholders of Behringer Harvard Opportunity REIT I, Inc. (the “Company”) originally scheduled for 1:00 p.m., local time on Monday, June 23, 2008 at the executive offices of the Company, 15601 Dallas Parkway, Suite 600, Addison, Texas 75001, was adjourned due to the fact that stockholders entitled to cast a majority of the votes at the meeting were not present, in person or by proxy, and thus, a quorum was not present to conduct formal business.  The meeting was adjourned until 8:00 a.m., local time, Thursday, July 24, 2008 at the executive offices of the Company, 15601 Dallas Parkway, Suite 600, Addison, Texas 75001.

We recently mailed you a proxy statement and proxy card to obtain your vote on proposals to elect five individuals to serve on the board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified and to approve our Second Articles of Amendment and Restatement.  According to our latest records, we have not received your proxy vote for these proposals. Your vote is important, no matter how many shares you own.  The Annual Meeting cannot be held unless stockholders holding at least 50% of our shares either attend the meeting or vote via proxy.  The Board of Directors has unanimously approved both proposals and recommends that you vote to approve them.

Voting is quick and easy. We encourage you to vote now using one of these options:

1. Vote by Touch-Tone Phone at 1-866-580-9477

Please call the toll-free number printed on the enclosed proxy card(s) and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.

2. Vote by Internet

Please visit www.eproxy.com/bhop and follow the online instructions.

3. Vote by Mail

Please mail your signed proxy card(s) in the postage-paid envelope.

FOR TELEPHONE AND INTERNET VOTING, YOUR VOTE MUST BE RECEIVED BY 11 P.M., CENTRAL TIME, ON JULY 23, 2008.

If you have already voted, thank you for your response.  If you have any further questions or would like to receive another copy of the proxy statement, please call us at 1-866-655-3600.

We appreciate your continued interest and support of the Company and encourage you to vote today.

Sincerely,

Robert M. Behringer
Chairman of the Board	15601 Dallas Parkway, Suite 600
Behringer Harvard Opportunity REIT I, Inc.	Addison, Texas 75001-6026
www.behringerharvard.com
	Main:	866.655.3600 (toll-free)
	Fax:	866.655.3610 (toll-free)

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

Behringer Harvard Opportunity REIT I, Inc.

15601 Dallas Parkway, Suite 600

Addison, Texas  75001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Behringer Harvard Opportunity REIT I, Inc., a Maryland corporation (the “Company”), hereby appoints Gerald J. Reihsen, III, Gary S. Bresky and M. Jason Mattox, or any one of them, with full power of substitution, to attend the Annual Meeting of Stockholders, which was originally scheduled for June 23, 2008 but was adjourned until 8:00 am local time at the offices of the Company, 15601 Dallas Parkway, Suite 600, Addison, Texas, on July 24, 2008, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.  The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying proxy statement, each of which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.  When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Company is given written notice to the contrary and furnished with a copy of the instrument or order which so provides.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by an authorized officer.  If a partnership, please sign in partnership name by authorized person.

PLEASE RETURN ONLY THIS PROXY IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.  DO NOT RETURN THE PROXY STATEMENT.  IF YOU RETURN ANY ADDITIONAL DOCUMENTS, YOUR PROXY MAY BE UNDELIVERABLE BECAUSE OF INSUFFICIENT POSTAGE.

(Continued and to be marked, dated and signed on the other side)

Address Change/Comments (Mark the corresponding box on reverse side)

FOLD AND DETACH HERE

YOUR VOTE IS IMPORTANT!

You can authorize a proxy in one of three ways:

1.	Vote by Telephone: Call toll-free 1(866)580-9477 on a touch-tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

2.	Vote by Internet at our Internet Address: http://www.eproxy.com/bhop.
Follow the instructions provided there.

or

3.	Vote by Mail: Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE VOTE

The votes entitled to be cast by the Stockholder will be cast as directed by the Stockholder. If this Proxy is executed but no direction is given, the votes entitled to be cast by the Stockholder will be cast “FOR ALL” nominees in Proposal 1 and “FOR” approval of the Second Articles of Amendment and Restatement in Proposal 2. The votes entitled to be cast by the Stockholder will be cast in the

	Mark Here for Address Change or Comments	☐
discretion of the proxy holder on any other matter that may properly come before the meeting or any
adjournment or postponement thereof.	PLEASE SEE REVERSE SIDE

	PLEASE MARK YOUR CHOICE LIKE THIS IN BLUE OR BLACK INK	☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSAL 2

1. Election of Directors - nominees	For All	Withhold All	For All Except			For	Against	Abstain
01 Behringer 02 Aisner	☐	☐	☐	2.	Approval of Second Articles of Amendment and Restatement	☐	☐	☐
03 Bufkin 04 Gage 05 Kaplan				3.	To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder

Except the following nominee(s):

Signature	Date
Please mark, date and sign as your name appears on the reverse side and return in the enclosed envelope.

Signature if held jointly	Date

Required only if notice has been given to the Secretary of the Company that the signature of a single joint tenant or tenant in common owner is not sufficient to bind all owners. Please mark, date and sign as your name appears on the reverse side and return in the enclosed envelope.

FOLD AND DETACH HERE

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

If you authorize a proxy by Internet or telephone, the named proxies will be authorized to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET http://www.eproxy.com/bhop	OR	TELEPHONE 1-866-580-9477
Use the Internet to vote your proxy. Have your proxy card in hand when you access the website.		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

THANK YOU FOR VOTING